AMENDMENT NO. 4 TO CREDIT AGREEMENT

         THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this "Amendment Agreement") is made and entered into effective as of the 13th day of August, 1999, by and among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), and MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation and wholly owned subsidiary of Miller ("Miller Towing") (Miller and Miller Towing may be referred to herein individually as a "Borrower" and together as the "Borrowers"), EACH OF THE GUARANTORS SIGNATORY HERETO (the "Guarantors"), BANK OF AMERICA, N.A. D/B/A NATIONSBANK, N.A. SUCCESSOR TO NATIONSBANK, N.A., a national banking association organized and existing under the laws of the United States, as agent ("Agent") for the Lenders under the Credit Agreement (as defined below), and the Lenders signatory hereto. Unless the context otherwise requires, all terms used herein without definition shall have the definitions provided therefor in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Agent, the Lenders and the Borrowers have entered into that certain Credit Agreement dated as of January 30, 1998, as amended by Amendment No. 1 to Credit Agreement dated as of January 31, 1998 and by
Amendment No. 2 to Credit Agreement dated as of October 30, 1998 and by Amendment No. 3 to Credit Agreement dated as of July 27, 1999 (as hereby and from time to time amended, supplemented or replaced, the "Credit Agreement"), pursuant to which the Lenders have agreed to make and have made available to the Borrowers a revolving credit facility with a letter of credit sublimit and a swing line sublimit; and

         WHEREAS, the Borrowers have requested that the Agent and the Lenders make certain modifications to the Credit Agreement;

         WHEREAS, the Agent and the Lenders have agreed to such modifications pursuant to the terms and conditions set forth herein;

         WHEREAS, the parties hereto desire to amend the Credit Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the parties hereby agree as follows:

         1. DEFINITIONS. The term "Credit Agreement" or "Agreement" (as the case may be) as used herein and in the Loan Documents shall mean the Credit Agreement as hereby amended and modified, and as further amended, modified or supplemented from time to time as permitted thereby. The term "Lender" as used herein and in the Loan Documents shall include each of the financial institutions signatory hereto as a Lender. The term "BAS" as used herein shall mean Banc of America Securities, LLC, successor to NationsBanc Montgomery Securities, LLC.

         2. AMENDMENTS. Subject to the conditions hereof, the Credit Agreement is hereby amended, effective as of the date hereof, as follows:


                  (1) SECTION 9.1 of the Credit Agreement is hereby amended by deleting existing clauses (b) and (d) appearing therein and inserting in lieu thereof the following clauses (b) and (d) which shall read in their entirety as follows:

                           "(b)  CONSOLIDATED   FUNDED  SENIOR  INDEBTEDNESS  TO
                  CONSOLIDATED EBITDA. Permit at any time during the respective periods set forth below the ratio of Consolidated Funded Senior Indebtedness to Consolidated EBITDA for the Four-Quarter Period most recently ended to be greater than that set forth opposite each such period:

                                                                     Consolidated Funded Senior
                                                                    Indebtedness To Consolidated
                            Four Quarter Periods Ending           EBITDA Must Not be Greater Than:
                            ----------------------------          --------------------------------
                              Prior to and including 1/30/2000            4.25 to 1.00

                              During Period                               4.00 to 1.00
                              1/31/2000 to 4/29/2000

                              During period                               3.00 to 1.00
                              4/30/2000 and thereafter


                           (d) CONSOLIDATED FIXED CHARGE RATIO. Permit at any time during the respective periods set forth below the Consolidated Fixed Charge Ratio to be less than that set forth opposite each such period:

                                                                  Consolidated Fixed Charge Ratio
                           Four Quarter Periods Ending                 MUST NOT BE LESS THAN:
                           ---------------------------         -----------------------------------
                                Prior to and including                    1.00 to 1.00
                                7/30/1999


                                During period                             1.10 to 1.00
                                7/31/1999 to 10/30/1999



                                       2


                                During period                             1.15 to 1.00
                                10/31/1999 to 4/29/2000


                                During period                             1.25 to 1.00
                                4/30/2000 and thereafter


                  (2) EXHIBIT M to the Credit Agreement is hereby amended and restated in its entirety as set forth on Annex I attached hereto and incorporated herein by reference.

         3. GUARANTORS. Each Guarantor hereby (i) consents and agrees to the amendments to the Credit Agreement set forth herein and (ii) confirms its joint and several guarantee of payment of all the Guarantors' Obligations pursuant to the Guaranty.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby certifies that:

                  (1) The representations and warranties made by the Borrowers in ARTICLE VII of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same effect as though such representations and warranties were made on the date hereof, except that the financial statements referred to in SECTION 7.6(A) shall be those most recently furnished to each Lender pursuant to SECTIONS 8.1(A) AND (B) of the Credit Agreement.

                  (2) The Borrowers and each Subsidiary have the power and authority to execute and perform this Amendment Agreement and have taken all action required for the lawful execution, delivery and performance thereof.

                  (3) There has been no material adverse change in the business, properties, prospects, operations or condition, financial or otherwise, of Miller and its Subsidiaries since the date of the most recent financial reports of Miller received by each Lender under SECTION 8.1 of the Agreement; and

                  (4) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, will constitute a Default or an Event of Default on the part of the Borrowers under the Credit Agreement or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         5. CONDITIONS TO EFFECTIVENESS. This Amendment shall not be effective until the Agent has received to its satisfaction each of the following:

                  (1)  three  (3)  counterparts  of  this  Amendment   Agreement
         executed by the Borrower, the Guarantors, the Agent and the Lenders;

                  (2) such other documents, instruments and certificates as reasonably requested by the Agent.

         6. DEFAULT WAIVER. The Agent and the Lenders hereby waive any Default or Event of Default resulting from any violation by the Borrowers of Sections 9.1(b) of the Credit Agreement for the reporting period of the Borrowers ended July 31, 1998. This waiver shall be a one-time waiver covering the period ended July 31, 1998 and shall in no way serve to waive any obligations of the Borrowers other than as expressly set forth above.

         7. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated herein, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any preceding or succeeding breach thereof.

         8. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

         9. COUNTERPARTS. This Amendment Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         10. GOVERNING LAW. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Georgia.

         11. ENFORCEABILITY. Should any one or more of the provisions of this Amendment Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         12. CREDIT AGREEMENT. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement as amended hereby.

         13. SUCCESSORS AND ASSIGNS. This Amendment Agreement shall be binding upon and inure to the benefit of each of the Borrowers, the Lenders and the Agent and their respective successors, assigns and legal representatives; PROVIDED, however, that the Borrowers, without the prior consent of the Agent, may not assign any rights, powers, duties or obligations hereunder.

         14. EXPENSES. The Borrowers agree to pay to the Agent all reasonable costs and expenses (including without limitation legal fees and expenses) incurred or arising in connection with the negotiation and preparation of this Amendment Agreement.

         15. LENDERS. Each of the financial institutions signatory hereto as a Lender (and each other financial institution which may hereafter execute and deliver an instrument of assignment pursuant to SECTION 12.1 of the Credit Agreement) shall be deemed a "Lender" and party to the Credit Agreement and other Loan Documents and shall be entitled to all rights and benefits described therein, be bound by the provisions thereof and perform all obligations as a Lender thereunder.

                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Credit Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                        BORROWERS:

                                        MILLER INDUSTRIES, INC.


                                        By:     /s/ Jeffrey Badgley
                                        Name:  Jeffrey Badgley
                                        Title: President

                                        MILLER INDUSTRIES TOWING EQUIPMENT INC.

                                        By:     /s/ Jeffrey Badgley
                                        Name:  Jeffrey Badgley
                                        Title: President


                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 1 OF 6

                                    GUARANTORS:

                                    ACKERMAN WRECKER SERVICE, INC.
                                    A-EXCELLENCE TOWING CO.
                                    ALL AMERICAN TOWING SERVICES, INC.
                                    ALLIED GARDENS TOWING, INC.
                                    ALLIED TOWING AND RECOVERY, INC.
                                    ALTAMONTE TOWING, INC.
                                    ANDERSON TOWING SERVICE, INC.
                                    APACO, INC.
                                    APPLE TOWING CO., INC.
                                    ARROW WRECKER SERVICE, INC.
                                    A TO Z ENTERPRISES, INC.
                                    B&B ASSOCIATED INDUSTRIES, INC.
                                    B-G TOWING, INC.
                                    BEAR TRANSPORTATION, INC.
                                    BEATY TOWING & RECOVERY, INC.
                                    BERT'S TOWING RECOVERY CORPORATION
                                    BILL GERLOCK TOWING CO.
                                    BOB BOLIN SERVICES, INC.
                                    BOB'S AUTO SERVICE, INC.
                                    BOB VINCENT AND SONS WRECKER SERVICE, INC.
                                    BOULEVARD & TRUMBULL TOWING, INC.
                                    BREWER'S, INC.
                                    BRYRICH CORPORATION
                                    C&L TOWING SERVICES, INC.
                                    CAL WEST TOWING, INC.
                                    CEDAR BLUFF 24 HOUR TOWING, INC.
                                    CENTURY HOLDINGS, INC.
                                    CHAD'S, INC.
                                    CHAMPION CARRIER CORPORATION
                                    CHEVRON, INC.
                                    CHICAGO METRO SERVICES, INC.
                                    CLARENCE CORNISH AUTOMOTIVE SERVICE, INC.
                                    CLEVELAND VEHICLE DETENTION CENTER, INC.
                                    COLEMAN'S TOWING & RECOVERY, INC.
                                    COMPETITION WHEELIFT, INC.
                                    D.A. HANELINE, INC.
                                    DALLAS VEHICLE RECOVERY, INC.
                                    DICK'S TOWING & ROAD SERVICE, INC.
                                    DOLLAR ENTERPRISES, INC.


                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 2 OF 6

                                    DON'S TOWING, INC.
                                    DUN-RITE TOWING, INC.
                                    DURU, INC.
                                    E.B.T., INC.
                                    EXPORT ENTERPRISES, INC.
                                    GARY'S TOWING & SALVAGE POOL, INC.
                                    GOLDEN WEST TOWING EQUIPMENT, INC.
                                    GOOD MECHANIC AUTO CO. OF
                                             RICHFIELD, INC.
                                    GREAT AMERICA TOWING, INC.
                                    GREG'S TOWING, INC.
                                    H&H TOWING ENTERPRISES, INC.
                                    HALL'S TOWING SERVICE, INC.
                                    HENDRICKSON TOWING, INC.
                                    H.M.R. ENTERPRISES, INC.
                                    INTERSTATE TOWING & RECOVERY, INC.
                                    JENKINS WRECKER SERVICE, INC.
                                    JENNINGS ENTERPRISES, INC.
                                    KAUFF'S, INC.
                                    KAUFF'S OF FT. PIERCE, INC.
                                    KAUFF'S OF MIAMI, INC.
                                    KAUFFS OF PALM BEACH, INC.
                                    KEN'S TOWING, INC.
                                    KING AUTOMOTIVE & INDUSTRIAL
                                             EQUIPMENT, INC.
                                    LANCE WRECKER SERVICE, INC.
                                    LAZER TOW SERVICES, INC.
                                    LEWIS WRECKER SERVICE, INC.
                                    LEVESQUE'S AUTO SERVICE, INC.
                                    LINCOLN TOWING ENTERPRISES, INC.
                                    M&M TOWING AND RECOVERY, INC.
                                    MAEJO, INC.
                                    MEL'S ACQUISITION CORP.
                                    MERL'S TOWING SERVICE, INC.
                                    MID AMERICA WRECKER & EQUIPMENT
                                             SALES, INC. OF COLORADO
                                    MIKE'S WRECKER SERVICE, INC.
                                    MILLER FINANCIAL SERVICES GROUP, INC.
                                    MILLER/GREENEVILLE, INC.
                                    MILLER INDUSTRIES DISTRIBUTING, INC.
                                    MILLER INDUSTRIES INTERNATIONAL, INC.
                                    MOORE'S SERVICE & TOWING, INC.
                                    MOORE'S TOWING SERVICE, INC.
                                    MOSTELLER'S GARAGE, INC.
                                    MURPHY'S TOWING, INC.

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 3 OF 6

                                    OFFICIAL TOWING, INC.
                                    O'HARE TRUCK SERVICE, INC.
                                    PETE'S A TOWING, INC.
                                    PIPES ENTERPRISES, INC.
                                    PRO-TOW, INC.
                                    PULLEN'S TRUCK CENTER, INC.
                                    PURPOSE, INC.
                                    RAR ENTERPRISES, INC.
                                    RANDY'S HIGH COUNTRY TOWING, INC.
                                    RAY HARRIS, INC.
                                    RMA ACQUISITION CORP.
                                    RRIC ACQUISITION CORP.
                                    RAY'S TOWING, INC.
                                    RETRIEVER TOWING, INC.
                                    ROAD BUTLER, INC.
                                    ROAD ONE, INC.
                                    ROADONE EMPLOYEE SERVICES, INC.
                                    ROAD ONE INSURANCE SERVICES, INC.
                                    ROAD ONE SERVICE, INC.
                                    RONNY MILLER WRECKER SERVICE INC.
                                    SANDY'S AUTO & TRUCK SERVICE, INC.
                                    SAKSTRUP TOWING, INC.
                                    SONOMA CIRCUITS, INC.
                                    SOUTHERN WRECKER CENTER, INC.
                                    SOUTHERN WRECKER SALES, INC.
                                    SOUTHWEST TRANSPORT, INC.
                                    SPEED'S AUTOMOTIVE, INC.
                                    SPEED'S RENTALS, INC.
                                    SROGA'S AUTOMOTIVE SERVICES, INC.
                                    SUBURBAN WRECKER SERVICE, INC.
                                    TEAM TOWING AND RECOVERY, INC.
                                    TED'S OF FAYVILLE, INC.
                                    TEXAS TOWING CORPORATION
                                    THOMPSON'S WRECKER SERVICE, INC.
                                    TOW PRO CUSTOM TOWING & HAULING, INC.
                                    TREASURE COAST TOWING, INC.
                                    TRUCK SALES & SALVAGE CO., INC.
                                    VRCHOTA CORPORATION
                                    VULCAN EQUIPMENT COMPANY, INC.
                                    WALKER TOWING, INC.
                                    WES'S SERVICE INCORPORATED
                                    WESTERN TOWING; MCCLURE/EARLEY
                                       ENTERPRISES, INC.
                                    WHITEY'S TOWING, INC.

                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 4 OF 6

                                     WILTSE TOWING, INC.
                                     ZEBRA TOWING, INC.
                                     ZEHNER TOWING & RECOVERY, INC.



                                     By:   /s/ Frank Madonia
                                     Name:  Frank Madonia
                                     Title: Vice President


                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 5 OF 6

                                       AGENT AND LENDERS:

                                       BANK OF AMERICA, N.A.
                                       D/B/A NATIONSBANK, N.A.
                                       SUCCESSOR TO NATIONSBANK, N.A.,
                                       as Agent for the Lenders and as a Lender

                                       By:   /s/ Sybil H. Weldon
                                       Name:  Sybil H. Weldon
                                       Title: Senior Vice President



                                       WACHOVIA BANK, N.A.

                                       By:  /s/ John Tibe

                                       Name:  John Tibe
                                       Title: Vice President


                                       FIRST AMERICAN NATIONAL BANK

                                       By:   /s/ J. Harvey White
                                       Name: J. Harvey White
                                       Title: Executive Vice President

                                       SUNTRUST BANK, CHATTANOOGA, N.A.

                                       By:  /s/ Jon C. Long
                                       Name:  Jon C. Long
                                       Title:  Vice President



                      AMENDMENT NO. 4 TO CREDIT AGREEMENT
                             SIGNATURE PAGE 6 OF 6

                                     ANNEX I

                                  NEW EXHIBIT M

                             Compliance Certificate

Bank of America, N.A., d/b/a
  NationsBank, N.A., successor
  to NationsBank, N.A.
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9436


         Reference is hereby made to the Credit Agreement dated as of January 30, 1998, as amended pursuant to Amendment No. 1 to Credit Agreement dated as of January 31, 1998 and Amendment No. 2 to Credit Agreement dated as of October 30, 1998 and Amendment No. 3 to Credit Agreement dated as of July 27, 1999 (as may be further amended, modified or supplemented from time to time, the "Agreement") among MILLER INDUSTRIES, INC., a Tennessee corporation ("Miller"), MILLER INDUSTRIES TOWING EQUIPMENT INC., a Delaware corporation ("Miller Towing," and together with Miller, the "Borrowers"), the Lenders (as defined in the Agreement) and Bank of America, N.A., d/b/a NationsBank, N.A., successor to NationsBank, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as of _____________, 19___ (the "Determination Date") as follows:

1.       Calculations

         A.       Compliance with Section 9.1(a): Consolidated
                  Shareholders' Equity

                  1.       Issued and outstanding share capital                         $__________

                  2.       Additional paid-in capital plus retained income
                           (retained deficit to be expressed as a negative)             $__________

                  3.       Foreign currency translation (to be expressed as
                           a negative, if applicable)                                   $__________

                  4.       Non-recurring noncash restructuring charges
                           [not to exceed $10,000,000] since October 31,
                           1997                                                         $__________

                                   Annex I-1

                  5.       Treasury stock                                               $__________

                  6.       Consolidated Shareholders' Equity
                           (A.1 + A.2 + A.3 + A.4 - A.5)                                $__________

                  REQUIRED:

                  (I)      REQUIREMENT FOR PRIOR FISCAL QUARTER; PLUS                   $___________
                                                                 ----
                  (II)     50% OF CONSOLIDATED NET INCOME SINCE FIRST
                           DAY OF CURRENT FISCAL QUARTER; PLUS                          $___________
                                                          ----
                  (III)    100% OF THE NET PROCEEDS OF ANY EQUITY
                           OFFERING; MINUS                                              $___________
                                     -----
                  (IV)     NET REPURCHASED SHARES (NOT TO EXCEED $10,000,000)           $___________

                  TOTAL:                                                                $___________

         B.       Compliance with Section 9.1(b): Consolidated Funded
                  Senior Indebtedness to Consolidated EBITDA

                  1.       Consolidated Funded Senior Indebtedness
                           a.       Consolidated Total Funded
                                       Indebtedness                    $__________
                           b.       Aggregate principal amount of all
                                       Subordinated Debt               $__________
                           TOTAL (a-b)                                                  $__________

                  2.       Consolidated EBITDA for such period
                           a.       Consolidated Net Income            $__________
                           b.       Consolidated Interest Expense      $__________
                           c.       Taxes on income                    $__________
                           d.       Amortization                       $__________
                           e.       Depreciation                       $__________
                           f.       Non-recurring noncash
                                    restructuring charges
                                    (not to exceed $10,000,000)        $__________
                           g.       Net gains on the sale, conversion
                                    or other disposition of capital
                                    assets                             $__________
                           h.       Net gains on the acquisition,
                                    retirement, sale or other
                                    disposition of capital stock and
                                    other securities                   $__________
                           i.       Net gains on the collection of
                                    proceeds of life insurance
                                    policies                           $__________



                                   Annex I-2

                           j.       Write-ups of any assets other than
                                    permitted by FAS 16                $__________




                           k.       Other extraordinary net gains
                                    or credits                         $__________

                           TOTAL ([a + b +c + d + e + f] -
                                        [g + h + i + j + k])                            $__________

                  3.       Ratio of B.2 to B.1                                          ____ to ____


                  Required:         Line 3 Must Not be More Than the Following
                                    At the Following Times:

                                    Through 1/30/00           4.25 to 1.00
                                    1/31/00 to 4/29/00        4.00 to 1.00
                                    4/31/00 and Thereafter    3.00 to 1.00


         C. Compliance with Section 9.1(c): Consolidated Funded Total Indebtedness to Consolidated EBITDA

                  1.       Consolidated Funded Total Indebtedness                       $__________
                  2.       Consolidated EBITDA for such period (see B.2)                $__________
                  3.       Ratio of C.2 to C.1                                          ____ to ____

                  Required:         Line 3 Must Not be More Than the Following
                                    At the Following Times:

                                    Through 1/31/00           4.25 to 1.00*
                                     2/1/00 and Thereafter    3.50 to 1.00

                  *provided that, in the event the ratio of Consolidated Funded Total Indebtedness to Consolidated EBITDA is less than 3.5 to
                  1.0 for two consecutive fiscal quarters following the fiscal quarter ended April 30, 1999, then required ratio of 4.25 to
                  1.00 shall be automatically reduced to 3.5 to 1.0 if requested by Borrower.

         D.       Compliance with Section 9.1(d): Consolidated Fixed Charge
                  Ratio

                  1.       Consolidated EBITDA for such period (see B.2)                $___________
                  2.       Lease, rental and other expenses in connection
                           with operating leases for such period (to the extent
                           deducted in arriving at Consolidated EBITDA)                 $___________
                  2a.      For the fiscal quarter ending July 31, 1999
                           the amount representing income tax refund
                           but not to exceed $7,000,000                                 $___________


                                   Annex I-3

                  3.       Capital Expenditures for such period                         $___________
                  4.       Taxes paid or accrued on income for such period              $___________


                                   Annex I-4


                  5.       Consolidated Fixed Charges for such period:
                           (i)      Consolidated Interest
                                    Expense, PLUS                               $___________
                           (ii)     Lease, rental and other expenses
                                    in connection with operating
                                    leases (to the extent deducted in
                                    arriving at Consolidated EBITDA),
                                    PLUS                                        $___________
                           (iii)    Current maturities of Consolidated
                                    Funded Total Indebtedness, PLUS             $___________
                           (iv)     Current maturities of Capital
                                    Leases, PLUS                                $___________
                           (v)      Payments (contingent, deferred or
                                    otherwise) in respect of Acquisitions
                                    representing any deferred portion
                                    of consideration, PLUS                      $___________
                           (vi)     Payments in respect of Off Balance
                                    Sheet Liabilities                           $___________

                           TOTAL (i + ii + iii + iv + v + vi)                                 $___________

                  6.       D.1 + D.2 + D.2a                                                   $___________
                  7.       D.3 + D.4                                                          $___________
                  8.       D.6 - D.7                                                          $___________
                  9.       Ratio of D.8 to D.5                                                 ___ to ___

                  Required: Line 9 Must Not be Less Than the Following At the
                            Following Times:

                  Through 7/30/99                                  1.00 to 1.00
                  7/31/99 to 10/30/99                              1.10 to 1.00
                  10/31/99 to 4/29/00                              1.15 to 1.00
                  4/30/00 and Thereafter                           1.25 to 1.00

         E.       Compliance with Section 9.2: Acquisitions

                  1. Acquisitions during fiscal quarter, including Cost of Acquisition

                           a.       Name of Subsidiary: _______      $__________
                           b.       Name of Subsidiary: _______      $__________
                           c.       Name of Subsidiary: _______      $__________
                           d.       Name of Subsidiary: _______      $__________
                           e.       Name of Subsidiary: _______      $__________
                           f.       Name of Subsidiary: _______      $__________
                           g.       Name of Subsidiary: _______      $__________

                                   Annex I-5

                           h.       Name of Subsidiary: ________     $__________

                  2.       Total Cost of Acquisition during fiscal quarter      $__________

                  3.       Total Cost of Acquisition during prior fiscal
                           quarters during such Fiscal year                     $__________

                  4.       Total Cost of Acquisition during Fiscal Year to date $__________

                  Required:         Cost of Acquisition Not Greater Than
                                    $10,000,000 Per Acquisition or
                                    $50,000,000 in Any Fiscal Year

         F. Compliance with Section 9.4(d): Purchase Money Indebtedness and Capital Lease Obligations

                  1.       Purchase money and Capital Lease obligations         $__________

                  Required:         Not More Than $5,000,000 Outstanding
                                    At Any Time

         G.       Compliance with Section 9.4(e): Guarantees of Trade
                  Account Indebtedness

                  1.       Guarantees of trade account indebtedness             $__________

                  Required:         Not More Than $2,000,000 Outstanding
                                    At Any Time

         H.       Compliance with Section 9.4(h): Additional Indebtedness

                  1.       Total additional Indebtedness                        $__________

                  Required:         Not More Than $5,000,000 Outstanding
                                    At Any Time

         I.       Compliance with Section 9.8: Restricted Payments

                  1.       Repurchases of Common Stock

                           a.       Aggregate cost of Net Repurchased
                                    Shares at end of prior quarter              $__________
                           b.       Aggregate cost of shares repurchased
                                    during quarter                              $__________
                           c.       Aggregate cost of shares reissued
                                    in connection with Permitted
                                    Acquisitions during quarter                 $__________


                                   Annex I-6




                           d.       Aggregate cost of Net Repurchased
                                    Shares at end of current quarter
                                    (a + b - c)                                 $__________


                  Required:         Not More Than $10,000,000 in Aggregate
                                    Cost of Net Repurchased Shares At
                                    Any Time


                  2.       Additional Restricted Payments

                           a.       Restricted Payments during fiscal
                                    quarter                                     $__________
                           b.       Restricted Payments during prior
                                    fiscal quarters during such Fiscal
                                    Year                                        $__________
                           c.       Restricted Payments during
                                    Fiscal Year to date                         $__________


                  Required:         Restricted Payments Not Greater Than
                                    $3,000,000 During Any Fiscal Year

2.       No Default

                  A. Since __________ (the date of the last similar certification), (a) the Borrowers have not defaulted in the keeping, observance, performance or fulfillment of its obligations pursuant to any of the Loan Documents; and (b) no Default or Event of Default specified in ARTICLE X of the Agreement has occurred and is continuing.

                  B. If a Default or Event of Default has occurred since __________ (the date of the last similar certification), the Borrowers propose to take the following action with respect to such Default or Event of Default:
         ______________________________________________________________________.
         (NOTE, if no Default or Event of Default has occurred, insert "Not Applicable").

         The Determination Date is the date of the last required financial statements submitted to the Lenders in accordance with SECTION 8.1 of the Agreement.

IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, 19___.


                                   Annex I-7

                                          By:___________________________
                                               Authorized Representative

                                          Name:_________________________
                                          Title:________________________